EXHIBIT 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

SARBANES-OXLEY SECTION 906

I, Michael A. Sicuro, Chief Financial Officer of Mikohn Gaming Corporation (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 12, 2004

	By:	/s/ MICHAEL A. SICURO

Michael A. Sicuro Chief Financial Officer